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                                                                   EXHIBIT 10.57

                                   AGREEMENT

     Reference is hereby made to that certain Option Agreement (as amended, the "Option Agreement") by and between Lloyd Hobbs ("HOBBS") and Leonard May Enterprises, Inc. ("MAY") concerning the land and improvements commonly known as the Guadalupe Valley Nursing Center (the "Facility") as more particularly described in the Option Agreement.

                             I. STATEMENT OF FACTS

WHEREAS, Summit Care Corporation ("Summit") has succeeded to the interests of MAY under the Option Agreement.

WHEREAS, S&H, Inc. ("S&H") has succeeded to the interests of HOBBS under the Option Agreement.

WHEREAS, S&H and Summit desire to amend the terms of the Option Agreement, in order to, among other things, increase the purchase price of the Facility and extend the date by which Summit may exercise its option to purchase the Facility as set forth herein.

                                 II. AGREEMENTS

NOW, THEREFORE, in consideration of the facts set forth above and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Option Agreement as follows:

1. EXTENSION OF OPTION. Notwithstanding any provision of the Option Agreement to
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the contrary, Summit and S&H agree that Summit shall have the option to purchase the Facility at the Option Price (defined below) at any time on or before December 1, 2001.

2. OPTION PRICE. Notwithstanding any provision of the option Agreement to the
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contrary, upon Summit's written notice to S&H on or before July 1, 2001, Summit shall have the right to purchase the Facility at a purchase price of $3,684,000.00 (the "Option Price"). Any deposits required to be delivered from Summit to S&H in connection with Summit's exercise of the option to purchase the Facility shall be in the amounts set forth in the Option Agreement. Closing shall occur on or before December 1, 2001.

3. Except as expressly modified above the parties agree that the Option Agreement remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the 10th day of August, 2000.

SUMMIT CARE CORPORATION

By:___________________              By:___________________
Name: William C. Scoff              Name: David Curry
Title: Chairman                     Title: President

Exchange.3 155504.